Line of Credit	12 Months Ended
Dec. 31, 2024
Debt Disclosure [Abstract]
Line of Credit

8. Line of Credit

In March 2024, the Company obtained a line of credit of $1.0 million with BOC Bank to support short-term working capital needs. The line of credit bore an interest rate of 5.0% and was to mature in 120 days. In July 2024, the maturity date was extended an additional 120 days to November 2, 2024. The line of credit was terminated at maturity in November 2024 and there was no balance outstanding as of December 31, 2024. The Company incurred $0.02 million in loan fees, which were amortized over the access period and included in general and administrative expenses in the consolidated statements of operations.